                                                                  EXHIBIT 21

                                   HONEYWELL INC.
                                     AFFILIATES

 A                        %
 I        COUNTRY       OWNED                      COMPANY*
 -        -------       -----                      -------
 -        -------       -----                      -------

 I   UNITED STATES:      100   HONEYWELL ADVANCED SYSTEMS INC.
     CALIF
 A   UNITED STATES:      100   HONEYWELL ASIA PACIFIC INC.
     DEL
 A   CHINA               40         BEIJING HONEYWELL ENERGY SAVING EQUIPMENT
                               COMPANY LTD. [JOINT VENTURE]
 A   UNITED STATES:      100   HONEYWELL BUILDING MANAGEMENT SERVICES INC.
     DEL
 A   UNITED STATES:      100   HONEYWELL CHINA INC.
     DEL
 I   UNITED STATES:      100   HONEYWELL COMMUNICATIONS COMPANY
     MINN
 I   UNITED STATES:      100   HONEYWELL DISC INC.
     DEL
 A   UNITED STATES:      100   HONEYWELL EUROPE INC.
     DEL
 A   UNITED STATES:      100   HONEYWELL FINANCE INC.
     DEL
 A   UNITED STATES:      100        HONEYWELL FINANCE INTERNATIONAL INC.
     DEL
 I   UNITED STATES:      100   HONEYWELL HIGH-TECH TRADING INC.
     DEL
 A   BRAZIL              50         HONEYWELL DO BRASIL & CIA. (PARTNERSHIP)
                                      [OTHER PARTNER IS HONEYWELL OVERSEAS FINANCE CO., OWNING 50%]
 A   UNITED STATES:      100   HONEYWELL OVERSEAS FINANCE COMPANY
     DEL
 A   UNITED STATES:      100   HONEYWELL REALTY, INC.
     DEL
 A   UNITED STATES:      100   HONEYWELL DMC SERVICES, INC.
     MASS
 A   UNITED STATES:      100   HONEYWELL TCAS INC.
     DEL
 A   UNITED STATES:      50    CONTROL SYSTEMS CONTRACTING AND CONSULTING LLC
     DEL                           [OTHER 50% OWNERSHIP IS HELD BY MINNEAPOLIS-HONEYWELL REGULATOR COMPANY, INC.]
 A   UNITED STATES:      100   HONEYWELL CONSUMER PRODUCTS, INC.
 A   MASS
 A   UNITED STATES:      100        HONEYWELL CONSUMER PRODUCTS (CANADA) INC.
     MASS
 A   AUSTRIA             100        HONEYWELL AUSTRIA HAUSTECHNIK GmbH
 A   ENGLAND             100        HONEYWELL CONSUMER PRODUCTS LIMITED
 A   GERMANY             100        HONEYWELL HAUSGERATE GmbH
 A   HONG KONG           100        HONEYWELL CONSUMER PRODUCTS (HONG KONG) LIMITED
 A   HONG KONG           100        HONEYWELL CONSUMER PRODUCTS REALTY LIMITED
 A   CHINA               100        DURACRAFT ELECTRICAL (SHENZHEN) CO. LTD.
 A   CHINA               100        DURACRAFT MOULDING (SHANGHAI) CO. LTD.
 A   PORTUGAL           74.3        HONEYWELL IBERICA - PRODUTOS DE CONSUMO, S.A.  [ALSO HONEYWELL
                                        CONSUMER PRODUCTS, INC. OWNS 25.7%]
 A   UNITED STATES:      100   HONEYWELL-MEASUREX CORPORATION
     DEL
 A   UNITED STATES:      100        HONEYWELL-MEASUREX SYSTEMS, INC.
     CALIF
 A   JAPAN               100        HONEYWELL-MEASUREX K.K.
 I   UNITED STATES:      100        MEASUREX AUTOMATION SYSTEMS, INC.
     CALIF
 A   UNITED STATES:      100        HONEYWELL-MEASUREX DATA MEASUREMENT CORPORATION
     DEL
 A   ENGLAND             100             DMC (UK) LIMITED
 A   UNITED STATES:      100             INDUSTRIAL GAUGING DISC
     D.C.
 A   GERMANY             100             DMC MESS & REGELTECHNIK GmbH
 A   UNITED STATES:      100        HONEYWELL-MEASUREX INTERNATIONAL CORPORATION
     CALIF
 A   UNITED STATES:      100             HONEYWELL-MEASUREX LATIN AMERICA
     CALIF
 A   MEXICO              51                   MEASUREX  S.A. DE C.V. [OTHER 49% OWNERSHIP IS HELD BY MEASUREX
                                                    INTERNATIONAL CORPORATION.]
 A   BRAZIL              100             MEASUREX DO BRAZIL LTDA.
 A   VENEZUELA           100             MEASUREX DE VENEZUELA, C.A.


 A   UNITED STATES:      100             HONEYWELL-MEASUREX ASIA, INC.
     CALIF
 A   UNITED STATES:      100             HONEYWELL-MEASUREX KOREA, INC.
     CALIF
 A   UNITED STATES:      100             MEASUREX TAIWAN, INC.
     CALIF
 A   SINGAPORE           100             MAP RESULTS PTE. LTD.
 A   NEW ZEALAND         100             MEASUREX SYSTEMS N.Z. LTD.
 A   AUSTRALIA          100              MEASUREX PTY. LTD.
 A   IRELAND             100             HONEYWELL-MEASUREX (IRELAND) LTD.
 A   IRELAND             100                  HONEYWELL-MEASUREX IRELAND FINANCE
 A   ENGLAND             100             HONEYWELL MEASUREX LIMITED
 A   AUSTRIA             100             MEASUREX INTERNATIONAL GmbH
 A   FRANCE              100             HONEYWELL-MEASUREX S.A.R.L.
 A   GERMANY             100             HONEYWELL-MEASUREX INTERNATIONAL GmbH
 A   AFRICA              100             MEASUREX AFRICA (PTY.) LTD.
 A   NETHERLANDS         100             MEASUREX B.V.
 A   PORTUGAL            70              HONEYWELL PORTUGAL AUTOMACAO E CONTROLE, LDA.
                                                     [ALSO, HONEYWELL S.A. (SPAIN) OWNS 30%]
 A   PORTUGAL            100                   ARCLASSE, SERVICO TOTAL DE CLIMATIZACAO S.A.
 A   ITALY              97.8             HONEYWELL ITALIA S.R.L.  [OTHER 2.2% OWNERSHIP  IS HONEYWELL-MEASUREX CORPORATION]
 A   NORWAY              100             MEASUREX NORWAY A.S.
 A   TURKEY              100             HONEYWELL-MEASUREX OLCUM ALETLERI TICARET LIMITED SIRKETI
 A   UNITED STATES:      49    FOSTER/HONEYWELL JOINT VENTURE (PARTNERSHIP)
     IL
 A   UNITED STATES:      100   HUGHEY & PHILLIPS INC.
     CALIF
 A   UNITED STATES:      50    GE/MICRO SWITCH CONTROL INC. (JOINT VENTURE)
     DEL
 I   UNITED STATES:      100   MINNEAPOLIS-HONEYWELL REGULATOR COMPANY, INC.
     DEL
 A   UNITED STATES:      100   PHOENIX CONTROLS CORPORATION
     MASS
 A   UNITED STATES:      100        PHOENIX CONTROLS INTERNATIONAL SALES CORPORATION
     V.I.
 A   SWITZERLAND         100        PHOENIX CONTROLS AG
 A   GERMANY             100        PHOENIX CONTROLS GmbH
 I   UNITED STATES:      100   TETRA TECH SYSTEMS, INC.
     CALIF
 I   UNITED STATES:      100   TETRA TECH MANAGEMENT SERVICES, INC.
 I   CALIF
 I   SAUDI ARABIA         75         SAUDI ARABIAN TETRA TECH LIMITED (JOINT VENTURE)
 A   UNITED STATES:      100   HONEYWELL ELECTRONICS CORPORATION
     DEL
 A   UNITED STATES:      100        COEUR D'ALENE DEVELOPMENT INC.
     DEL
 A   ENGLAND             100        HONEYWELL LIMITED
 A   ENGLAND             100             HONEYWELL CONTROL SYSTEMS LIMITED
 A   AFRICA              100                  HONEYWELL SOUTHERN AFRICA (PROPRIETARY) LIMITED
 A   AFRICA              100                       HONEYWELL BOTSWANA (PTY.) LIMITED
 A   ENGLAND             100                   HONEYWELL LINCOLD HOLDINGS LIMITED
 A   ENGLAND             100                       HONEYWELL LCL DESIGN & MANAGEMENT LIMITED
 A   ENGLAND             100                       HONEYWELL LINCOLD REFRIGERATION SYSTEMS LIMITED
 A   ENGLAND             100             HONEYWELL AVIONICS SYSTEMS LIMITED
 A   ENGLAND              50                      INTALOGIK LIMITED (JOINT VENTURE)
 A   ENGLAND             100             HONEYWELL AEROSPACE AND DEFENCE LIMITED
 A   ENGLAND             100             KODEN MAINTENANCE COMPANY LIMITED
 A   ENGLAND             100             HONEYWELL INFORMATION SYSTEMS LIMITED
 I   ENGLAND             100             HONEYWELL LEASING LIMITED
 A   ENGLAND             100             HONEYWELL HI-SPEC SOLUTIONS LIMITED
 A   ENGLAND             100             HONEYWELL PENSION TRUSTEES LIMITED
 I   ENGLAND             100             HONEYWELL I.S. LIMITED
 A   ENGLAND             100             COMFORT COOLING PLC
 A   ENGLAND             100             HONEYWELL FM2 LIMITED
 A   ARGENTINA           100   HONEYWELL S.A.I.C.
 A   AUSTRALIA           100   HONEYWELL HOLDINGS PTY. LTD.
 A   AUSTRALIA           100        A.C.N. 000 371 184 PTY. LIMITED
 A   AUSTRALIA           100        HONEYWELL LIMITED
 A   NEW ZEALAND         100        HONEYWELL HOLDINGS LIMITED
 A   NEW ZEALAND         100             HONEYWELL LIMITED


 A   BELGIUM             100   HONEYWELL S.A.
 A   BELGIUM            99.97       HONEYWELL EUROPE S.A. [OTHER .03% OWNED BY HONEYWELL INC.]
 A   BERMUDA             100   HONEYWELL ASSURANCE LIMITED
 I   BRAZIL              49    EMBRASID S.A.
 A   CANADA              49    COMCEPT CANADA, INC.
 A   CANADA              100   HONEYWELL LIMITED-HONEYWELL LIMITEE
 A   CANADA              100        HONEYWELL-MEASUREX DEVRON INC.
 A   BARBADOS            99         HONEYWELL (BARBADOS) FINANCE AND DEVELOPMENT SRL
                                        [OTHER 1% OWNERSHIP IS HELD BY HONEYWELL CANADA LIMITED-HONEYWELL
                                         CANADA LIMITEE]
 A   CANADA                    HONEYWELL CANADA LIMITED-HONEYWELL CANADA LIMITEE
 A   CHILE               100   HONEYWELL CHILE S.A.
 A   CHINA               55    SINOPEC HONEYWELL (TIANJIN) LIMITED (JOINT VENTURE)
 A   CHINA               100   HONEYWELL (TIANJIN) LIMITED
 A   CHINA               100   HONEYWELL TECHNICAL SERVICES (SHANGHAI) CO. LTD.
 A   COLOMBIA           94.8   HONEYWELL COLOMBIA S.A. [ALSO OTHER 5.2% OWNED BY MINNEAPOLIS HONEYWELL
                               REGULATOR COMPANY, INC., HONEYWELL ELECTRONICS CORPORATION, HONEYWELL EUROPE INC.,
                               AND HONEYWELL REALTY, INC.]
 A   CYPRUS            99.999% HONEYWELL CONTROLS INTERNATIONAL LIMITED
                               [OTHER .001% OWNED BY HONEYWELL ELECTRONICS CORPORATION]
 A   DENMARK             100   HONEYWELL A/S
 A   DENMARK             100        HONEYWELL EJENDOMSVIRKE A/S
 I   DOMINICAN           100   HONEYWELL DOMINICANA C. POR A.
     REPUBLIC
 A   ECUADOR             100   HONEYWELL S.A.
 A   FINLAND             100   HONEYWELL OY
 A   FINLAND             100         MEASUREX ROIBOX OY
 A   FINLAND             100        KIINTEISTOHUOLTO MERATEK OY
 I   FINLAND             100             VM-KIINTEISTOHUOLTO OY
 A   FINLAND             100        TULLINTORIN KIINTEISTOPALVELU OY
 A   FRANCE              100   HONEYWELL S.A.
 A   FRANCE              100        DAVILOR TECHNOLOGIE S.A.
 A   FRANCE              100        HONEYWELL AEROSPACE S.A.
 A   FRANCE              100        HONEYWELL TELESURVEILLANCE S.A.
 A   FRANCE              100        HONEYWELL SECURITE S.A.
 A   FRANCE              100             ANJOU SECURITE S.A.
 A   FRANCE              100        HONEYWELL GERDS S.A.
 A   GERMANY             100   HONEYWELL HOLDING AG
 A   GERMANY             100        INGENIEURBETRIEB FUER AUTOMATISIERUNGSTECHNIK GmbH
 A   GERMANY             100        HONEYWELL REGELSYSTEME GmbH
 A   GERMANY             100        HONEYWELL-MEASUREX PAPER MACHINE AUTOMATION CENTER GmbH
 A   GERMANY             100        HONEYWELL SAFETY MANAGEMENT SYSTEMS GmbH
 A   GERMANY             100        METALLWERKE NEHEIM GOEKE & CO. GmbH
 A   FRANCE              100             MNG FRANCE E.U.R.L.
 A   BULGARIA            100        HONEYWELL EOOD
 A   CZECH REPUBLIC      100        HONEYWELL, Spol. sr.o.
 A   HUNGARY             100        HONEYWELL SZABALYOZASTECHNIKAI KFT
 A   POLAND              100        HONEYWELL SP.Z.O.O.
 A   POLAND              100             ENERGY SAVINGS COMPANY SP.Z.O.O.
 A   RUSSIA              100        HONEYWELL AVIATION CONTROL MOSCOW
 A   RUSSIA              100        HONEYWELL HOME AND BUILDING CONTROL
 A   SLOVAK REPUBLIC     100        HONEYWELL Spol. sr.o.
 A   GERMANY             100        HONEYWELL AG
 A   GERMANY             100             HONEYWELL UNTERSTUETZUNGSKASSE GmbH
 A   GERMANY             100             HONEYWELL BRAUKMANN UNTERSTUETZUNGSKASSE GmbH
 A   GERMANY             100             B&S KAELTE-WAERME-KLIMA GmbH
 A   GERMANY             100             ERG BETRIEBSGESELLSCHAFT mbH
 A   GERMANY             100             NORD-ALARM GESELLSCHAFT FUER ALARM-UND SICHERHEITSANLAGEN mbH


 A   GERMANY            100              WSD GEBAEUDETECHNISCHER SERVICE GmbH
 A   AUSTRIA            100         HONEYWELL AUSTRIA Ges.m.b.H.
 A   RUSSIA              70              HONEYWELL-STERCH INDUSTRIAL CONTROL (JOINT VENTURE)
 A   UKRAINE            100              HONEYWELL LIMITED
 A   HONG KONG           80    HONEYWELL LIMITED  [OTHER 20% OWNED BY HONEYWELL
                               ELECTRONICS CORPORATION]
 A   INDIA              100    HONEYWELL INDIA SOFTWARE OPERATION PRIVATE
                               LIMITED
 A   INDIA              40.62  TATA HONEYWELL LIMITED (JOINT VENTURE)
 I   INDIA               40    HONEYWELL INDIA LIMITED
 A   INDONESIA          100    P.T. HONEYWELL INDONESIA
 A   ITALY            99.9995  HONEYWELL S.p.A.  [OTHER .0005% OWNED BY
                               MINNEAPOLIS-HONEYWELL REGULATOR COMPANY, INC.]
 A   ITALY              100         DATING S.p.A.
 A   ITALY              100         HONEYWELL U.G.V. S.r.l.
 A   ITALY              100         HONEYWELL TECHNICAL SERVICES S.r.l.
 A   ITALY               25         SINTED S.p.A. (JOINT VENTURE)
 A   ITALY               40     SPACE CONTROLS ALENIA-HONEYWELL S.p.A. (JOINT VENTURE)
 I   JAPAN               50     NEC-HONEYWELL SPACE SYSTEMS LTD.
 A   JAPAN              21.7    YAMATAKE-HONEYWELL CO., LTD.    (JOINT VENTURE)
 A   JAPAN              76.9        YAMATAKE & CO., LTD.
 A   JAPAN               50         TAISHIN CO., LTD.
 A   JAPAN               100        YAMATAKE KEISO CO., LTD.
 A   JAPAN               100        YAMATAKE ENGINEERING CO., LTD.
 A   JAPAN               100        YAMATAKE CONTROL PRODUCTS CO., LTD.
 A   JAPAN               100        YAMATAKE TECHNO-SYSTEMS CO., LTD.
 A   CHINA               100        DALIAN YAMATAKE CONTROL INSTRUMENTS CO., LTD.
 A   CHINA                60        SHANGHAI YAMATAKE-SIC BUILDING AUTOMATION CO., LTD.
 A   CHINA              52.9        BEIJING YAMATAKE-SIC CONTROL SYSTEMS CO.,LTD.
 A   CHINA                60        SHANGHAI YAMATAKE JINSHAN CONTROL INSTRUMENTS CO., LTD.
 A   THAILAND            49         YAMATAKE-HONEYWELL (THAILAND) CO., LTD.
 A   PHILIPPINES         100        YAMATAKE PHILIPPINES, INC.
 A   INDONESIA            55        PT. YAMATAKE BERCA INDONESIA
 A   UNITED STATES:      100        YCV CORPORATION
     ARIZONA
 A   KOREA                40    LG-HONEYWELL CO., LTD.  [ALSO, YAMATAKE-HONEYWELL CO., LTD. OWNS 10%]
                                      (JOINT VENTURE)
 A   MALAYSIA            100    HONEYWELL AUTOMATION AND CONTROLS SDN. BHD.
 A   MALAYSIA            100        HONEYWELL ENGINEERING SDN. BHD.
 A   MALAYSIA             30        BERKAT HONEYWELL SDN. BHD. (JOINT VENTURE)
 A   MEXICO              100   HONEYWELL S.A. DE C.V.
 A   MEXICO              100   HONEYWELL OPTOELECTRONICA, S.A. DE C.V.
 A   MEXICO              100   MEXHON S.A. DE C.V.
 A   MEXICO              100   HONEYWELL MANUFACTURAS DE CHIHUAHUA, S.A. DE C.V.
 A   NETHERLANDS         100   HONEYWELL CAPITAL N.V.
 A   NETHERLANDS         100        HONEYWELL MIDDLE EAST B.V.
 A   KUWAIT               40              HONEYWELL KUWAIT K.S.C. (JOINT VENTURE)
 A   EGYPT                98              HONEYWELL (EGYPT)  [ALSO HONEYWELL S.P.A. OWNS 2%]
 A   OMAN                 60              HONEYWELL & CO. OMAN LLC. (JOINT VENTURE)
 A   TURKEY               80              HONEYWELL OTOMASYON VE KONTROL SISTEMLERI SAN. VE TIC.A.S.
                                                      (JOINT VENTURE)
 A   NETHERLANDS         100   HONEYWELL EUROPEAN DISTRIBUTION CENTER B.V.
 A   NETHERLANDS         100   SKINNER EUROPA B.V.
 A   NETHERLANDS        92.6   HONEYWELL B.V.   [OTHER 7.4% OWNED BY SKINNER EUROPA B.V.]
 A   NETHERLANDS         100        HONEYWELL HI-SPEC SOLUTIONS B.V.
 A   NETHERLANDS         100        GASMODUL B.V.
 A   NETHERLANDS          50        TURNKIEK PROCESS CONTROL B.V.
 A   NETHERLANDS         100             TURNKIEK BUSINESS IMPROVEMENT B.V.
 A   NETHERLANDS          50        CARA C'AIR B.V.
 A   NETHERLANDS         100        HONEYWELL SAFETY MANAGEMENT SYSTEMS B.V.
 A   GERMANY             100             PROFIMATICS EUROPE GmbH
 A   NETHERLANDS         100   HONEYWELL FOREIGN SALES CORPORATION B.V.


 A   NETHERLANDS         100   HONEYWELL FINANCE B.V.
 A   NORWAY              100   HONEYWELL A/S
 A   NORWAY              100        FLEBU BERGEN A/S
 A   NORWAY              40              NORD VENTILASJON A/S
 A   NORWAY              100        VENTOK A/S
 A   PAKISTAN            100   HONEYWELL (PRIVATE) LIMITED
 A   PANAMA              100   HONEYWELL LATINOAMERICANA, S.A.
 A   VENEZUELA           100        INGENIERIA DE AUTOMATIZACION INDUSTRIAL, COMPANIA DE HONEYWELL
 A   PHILIPPINES         100   HONEYWELL SYSTEMS (PHILIPPINES), INC.
 A   POLAND              100   HONEYWELL ESCO POLSKA
 A   SAUDI ARABIA         50   HONEYWELL TURKI-ARABIA LIMITED
 A   SINGAPORE           100   HONEYWELL PTE. LTD.
 A   SINGAPORE           100        HONEYWELL AEROSPACE PTE. LTD.
 A   SINGAPORE           100        HONEYWELL SAFETY MANAGEMENT SYSTEMS PRIVATE LIMITED
 A   SPAIN               100   HONEYWELL S.A.
 A   SPAIN              99.8        INTERNACIONAL DE MANTENIMIENTO, S.A.[OTHER .2% OWNED BY MANTENIMIENTO Y CONTROL S.A]
 A   SPAIN              99.9   MANTENIMIENTO Y CONTROL S.A. [OTHER .1% OWNED BY INTERNACIONAL DE MANTENIMIENTO, S.A.]
 A   SPAIN               100        SINEL, S.A.
 A   SPAIN               100        HONEYWELL TECNOLOGIA Y CONTROL, S.A.
 A   SWEDEN              100   HONEYWELL AB
 A   SWEDEN              100        INUCONTROL AB
 A   DENMARK             100             INUCONTROL ApS
 A   SWITZERLAND         100   HONEYWELL HOLDING AG
 A   SWITZERLAND         100        HONEYWELL CENTRABUERKLE AG
 A   SWITZERLAND         100        HONEYWELL AG
 A   SWITZERLAND         100        SATRONIC HOLDING AG
 A   ENGLAND             100              SATRONIC CONTROLS (UK) LTD.
 A   HUNGARY             100              FLAMTRONIC KFT
 A   NETHERLANDS         100              SATRONIC NEDERLAND B.V.
 A   SWITZERLAND         100              PERMONTAGGIO S.A.
 A   SWITZERLAND         100              R. LUDI AG
 A   SWITZERLAND         100              SATRONIC AG
 A   GERMANY             61                    SATRONIC GmbH [OTHER 39% OWNED BY R. LUDI AG SWITZERLAND]
 A   SWITZERLAND         25                    TECURIA ENGINEERING AG
 A   TAIWAN              100   HONEYWELL TAIWAN LIMITED
 A   TAIWAN             99.9   HONEYWELL CONSUMER PRODUCTS TAIWAN LTD.
 A   THAILAND           97.9   HONEYWELL SYSTEMS (THAILAND) LIMITED
                               [OTHER 2.1%  EQUALLY OWNED BY MINNEAPOLIS-
                               HONEYWELL REGULATOR COMPANY, INC., HONEYWELL
                               EUROPE INC., HONEYWELL ELECTRONIC INC.,
                               HONEYWELL OVERSEAS FINANCE, HONEYWELL REALTY
                               INC., AND HONEYWELL COMMUNICATIONS COMPANY]
 A   VENEZUELA           100   HONEYWELL, C.A.
 A   VENEZUELA           100        SERVICIOS HONEYWELL, C.A.
 A   PANAMA              100        HONEYWELL PANAMA, S.A.

NOTE:     A=ACTIVE                 I =INACTIVE
* SUBSIDIARIES OF HONEYWELL INC.s AFFILIATES OR SUBSIDIARIES ARE INDICATED BY THE INDENTATION OF THE NAME BELOW THE NAME OF THE OWNING COMPANY: e.g., HONEYWELL & CO. OMAN LLC. IS 60% OWNED BY HONEYWELL MIDDLE EAST B.V., WHICH
IS 100% OWNED BY HONEYWELL CAPITAL N.V., WHICH IS 100% OWNED BY HONEYWELL INC.